  As Filed with the Securities and Exchange Commission on September 12, 2008
                                                           File Nos. 333-143228
                                                                      811-07467
================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 7

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                       Post-Effective Amendment No. 115

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                               100 Motor Parkway
                                   Suite 132
                           Hauppauge, New York 11788
                                 631-357-8920
   (Address and Telephone Number of Depositor's Principal Executive Offices)

                                 Susan L. Lees
                       Director, Senior Vice President,
                         General Counsel and Secretary
                  Allstate Life Insurance Company of New York
                               3100 Sanders Road
                          Northbrook, Illinois 60062
                                 847-402-5000
           (Name, Address and Telephone Number of Agent for Service)

                                   Copy to:

                               Jocelyn Liu, Esq.
                               Assistant Counsel
                  Allstate Life Insurance Company of New York
                         3100 Sanders Road, Suite J5B
                             Northbrook, IL 60062

Approximate Date of Proposed Offering: Continuous.

It is proposed that this filing will become effective (check appropriate space):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on September 15, 2008 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] __________ on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box: [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Units of interest in the Allstate Life of New York Separate Account A under deferred variable annuity contracts.

================================================================================

                                     Note:

Registrant is filing this Post-Effective Amendment No. 7 to Registration Statement No. 333-143228 in order to file a Supplement to Prospectus. The Prospectus, Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on April 25, 2008, are hereby incorporated by reference. The Prospectus Supplements that were filed as part of Post-Effective Amendment No. 6 filed with the Securities and Exchange Commission on July 18, 2008, are hereby incorporated by reference. Other than as set forth herein, this Post-Effective Amendment does not amend or delete any other part of this Registration Statement.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

          ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY B, L AND X SERIES

 Supplement to Prospectuses Dated May 1, 2008, as supplemented on July 28, 2008
                      Supplement dated September 15, 2008

 This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact us at 1-877-234-8688.

 We are issuing this supplement to describe new optional living benefits as well as to announce certain other changes to your prospectus. TrueIncome/SM/ - Highest Daily 7 is a lifetime guaranteed minimum withdrawal benefit that guarantees withdrawals that you take from your Annuity over your lifetime. As detailed below, we guarantee these withdrawal amounts, regardless of any declines in your Account Value. TrueIncome - Highest Daily 7 may be appropriate for someone who wants to protect an amount to be used for withdrawals over a period of time. TrueIncome - Spousal Highest Daily 7 works the same way, except that the withdrawals are guaranteed over the lives of two spouses.

 I.  TABLE OF CONTENTS

..   In the Table of Contents, immediately after the entry for TrueIncome -
    Highest Daily, we add a new line item entitled "TrueIncome - Highest Daily 7 Income Benefit, followed by a line item entitled "TrueIncome - Spousal Highest Daily 7".

..   In the Table of Contents, immediately after the entry for APPENDIX C, we add the following line items: APPENDIX D - ASSET TRANSFER FORMULA UNDER TRUEINCOME- HIGHEST DAILY 7 AND TRUEINCOME - SPOUSAL HIGHEST DAILY 7

 II.  GLOSSARY OF TERMS

..   In the Glossary of Terms of each prospectus, we add the following new definitions:

 TrueIncome - Highest Daily 7: An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. TrueIncome - Highest Daily 7 is the same class of optional benefit as our TrueIncome - Highest Daily, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 TrueIncome - Spousal Highest Daily 7: The spousal version of the TrueIncome - Highest Daily 7. TrueIncome - Spousal Highest Daily 7 is the same class of optional benefit as TrueIncome - Spousal, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 III.  SUMMARY OF CONTRACT FEES AND CHARGES

..   In the Summary of Contract Fees and Charges section, under Your Optional
    Benefit Fees and Charges, we add the following (immediately after the entry for TrueIncome - Highest Daily), to reflect the charge for TrueIncome - Highest Daily 7:

            --------------------------------------------------------
            TRUEINCOME - HIGHEST DAILY 7/(2)/  (1.50% maximum)/(1)/
                                                 0.60% currently
            --------------------------------------------------------

..   In the Summary of Contract Fees and Charges section, under Your Optional
    Benefit Fees and Charges, we add the following (immediately after the entry for TrueIncome - Highest Daily 7), to reflect the charge for TrueIncome - Spousal Highest Daily 7:

        ----------------------------------------------------------------
        TRUEINCOME - SPOUSAL HIGHEST DAILY 7/(2)/  (1.50% maximum)/(1)/
                                                     0.75% currently
        ----------------------------------------------------------------

 1 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so.
 2 The charges for TrueIncome - Highest Daily 7 and TrueIncome - Spousal Highest Daily 7 are assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. One-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. The charge is in addition to the Insurance Charge. These optional benefits are not available under the Beneficiary Continuation Option.

..   In the Investment Options section of the prospectus, we add the following, to reflect the Portfolios that are permissible with respect to each new optional benefit being added:

 Under TrueIncome - Highest Daily 7 and TrueIncome - Spousal Highest Daily 7, only the following Sub-accounts are permitted:

   AST Capital Growth Asset Allocation Portfolio
   AST Academic Strategies Portfolio
   AST Balanced Asset Allocation Portfolio
   AST Preservation Asset Allocation Portfolio
   AST First Trust Balanced Target Portfolio
   AST First Trust Capital Appreciation Target Portfolio
   AST Advanced Strategies Portfolio
   AST T. Rowe Price Asset Allocation Portfolio
   AST UBS Dynamic Alpha Strategy Portfolio
   AST Schroders Multi-Asset World Strategies Portfolio
   AST CLS Growth Asset Allocation Portfolio
   AST CLS Moderate Asset Allocation Portfolio
   AST Horizon Growth Asset Allocation Portfolio
   AST Horizon Moderate Asset Allocation Portfolio
   AST Niemann Capital Growth Asset Allocation Portfolio
   Franklin Templeton VIP Founding Funds Allocation Fund

 IV.  NEW BENEFITS

..   In the Living Benefits Programs section, under the heading "Do you offer programs designed to provide investment protection for owners while they are alive?", we revise the first sentence immediately following the 4/th/ bullet to state:

 "The "living benefits" that we offer are the Guaranteed Minimum Income Benefit
 (GMIB), the TrueIncome Benefit, the TrueIncome-Spousal Benefit, the TrueIncome-Highest Daily Benefit, the TrueIncome-Highest Daily 7 Benefit and the TrueIncome-Spousal Highest Daily 7 Benefit."

..   The following description of the new optional living benefit is added immediately after the section for TrueIncome in the "Living Benefit Programs" in each Prospectus:

 TRUEINCOME/SM/ - HIGHEST DAILY 7

 TrueIncome - Highest Daily 7 is offered as an alternative to TrueIncome, TrueIncome - Spousal, and TrueIncome - Highest Daily. Currently, if you elect TrueIncome - Highest Daily 7 and subsequently terminate the benefit, you will have a waiting period until you can elect TrueIncome - Spousal, TrueIncome, TrueIncome - Highest Daily, TrueIncome - Highest Daily 7 or TrueIncome - Spousal Highest Daily 7. See "Election of and Designations under the Program" below for details. The income benefit under TrueIncome - Highest Daily 7 currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The TrueIncome - Highest Daily 7 benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit. As long as your TrueIncome
 - Highest Daily 7 benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Highest Daily 7, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Highest Daily 7 is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Highest Daily 7.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

    (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
    (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

    (1)the Account Value; or
    (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

    (1)the Account Value; or
    (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
    (3)the sum of:

       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Please note that you may not withdrawal the Protected Withdrawal Value in a lump sum or as a partial surrender; it is solely a calculation used to determine your guaranteed payments in the form of a Total Annual Income Amount.

 KEY FEATURE - Annual Income Amount under the TrueIncome - Highest Daily 7

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under TrueIncome - Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for TrueIncome - Highest Daily 7 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Highest Daily 7 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Highest Daily 7 does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Highest Daily 7 or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   TrueIncome - Highest Daily 7 is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected TrueIncome - Highest Daily 7.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                 $110,000.00
  Less amount of "non" excess withdrawal                          $  3,500.00
  Account Value immediately before excess withdrawal of $1,500    $106,500.00
  Excess withdrawal amount                                        $  1,500.00
  Divided by Account Value immediately before excess withdrawal   $106,500.00
  Ratio                                                                  1.41%
  Annual Income Amount                                            $  6,000.00
  Less ratio of 1.41% of $6,000.00                               -$     84.51
  Annual Income Amount for future Annuity Years                   $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Annual Income
                                 withdrawal and Purchase    Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $120,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under Trueincome - Highest Daily 7
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for TrueIncome - Highest Daily 7, and amounts are still payable under TrueIncome - Highest Daily 7, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, TrueIncome - Highest Daily 7 terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Highest Daily 7 are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Highest Daily 7 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The TrueIncome - Highest Daily 7 Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Highest Daily 7. TrueIncome - Highest Daily 7 provides a guarantee that if your Account
    Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.accessallstate.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Highest Daily 7. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for TrueIncome - Highest Daily 7 is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the ASTInvestment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for TrueIncome - Highest Daily 7 may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For TrueIncome - Highest Daily 7, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of TrueIncome - Highest Daily 7. Similarly, any change of Owner will result in cancellation of TrueIncome - Highest Daily 7, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 TrueIncome - Highest Daily 7 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate TrueIncome - Highest Daily 7, you will only be allowed to re-elect the benefit or elect TrueIncome - Spousal, TrueIncome, or TrueIncome - Spousal Highest Daily 7 on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome - Highest Daily 7 was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated TrueIncome, TrueIncome-Spousal, TrueIncome-Highest Daily or TrueIncome - Spousal Highest Daily 7 to elect TrueIncome - Highest Daily 7 only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

    a) your Account Value on the day that you elected TrueIncome - Highest Daily 7; and
    b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Highest Daily 7 and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to take the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or
 (vi) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of TrueIncome - Highest Daily 7 other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of TrueIncome - Highest Daily 7
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Highest Daily 7. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Highest Daily 7, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of TrueIncome - Highest Daily 7, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Highest Daily 7, the ratios we use will be fixed. For newly-issued Annuities that elect TrueIncome - Highest Daily 7 and existing Annuities that elect TrueIncome - Highest Daily 7, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Highest Daily 7.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account. If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, (which would be uncommon under normal market conditions, unless you have depleted a significant portion of your Account Value through withdrawals), then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in TrueIncome - Highest Daily 7 through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 We add the following, as Appendix D, to set forth the formula that governs the required transfers under the TrueIncome - Highest Daily 7:

  APPENDIX D - ASSET TRANSFER FORMULA UNDER TRUEINCOME - HIGHEST DAILY 7 AND
                     TRUEINCOME - SPOUSAL HIGHEST DAILY 7

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of TrueIncome - Highest Daily 7 (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                               L = 0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond Portfolio
                                                               Sub-account
 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the Permitted
                                                               Sub-accounts

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

..   We add the following, to reflect the offering of the TrueIncome - Spousal
    Highest Daily Lifetime Seven Income Benefit:

 TRUEINCOME/SM/ - SPOUSAL HIGHEST DAILY 7

 TrueIncome - Spousal Highest Daily 7 is the spousal version of TrueIncome - Highest Daily 7. Currently, if you elect TrueIncome - Spousal Highest Daily 7 and subsequently terminate the benefit, you may have a waiting period until you can elect TrueIncome-Spousal, TrueIncome, TrueIncome - Highest Daily 7, or TrueIncome - Spousal Highest Daily 7. See "Election of and Designations under the Program" below for details. TrueIncome - Spousal Highest Daily 7 must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. TrueIncome
 - Spousal Highest Daily 7 is not available if you elect any other optional living benefit or optional death benefit. As long as TrueIncome - Spousal Highest Daily 7 is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue TrueIncome - Spousal Highest Daily 7 after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in TrueIncome - Spousal Highest Daily 7, and in Appendix E to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of TrueIncome - Spousal Highest Daily 7 is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under TrueIncome - Spousal Highest Daily 7.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The Periodic Value initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

       a) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
       b) the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

       a) the Account Value; or
       b) the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments, or
 (3)the sum of:

       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Please note that you may not withdraw the Protected Withdrawal Value in a lump sum or as a partial surrender; it is solely a calculation used to determine your guaranteed payments in the form of the Total Annual Income Amount.

 Key Feature - Annual Income Amount under TrueIncome - Spousal Highest Daily 7 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under TrueIncome - Spousal Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for TrueIncome
 - Spousal Highest Daily 7 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for TrueIncome - Spousal Highest Daily 7 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 TrueIncome - Spousal Highest Daily 7 does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under TrueIncome - Spousal Highest Daily 7, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for TrueIncome - Spousal Highest Daily 7 or any other fees and charges. Assume the following for all three examples:

   .   The Issue Date is December 1, 2007
   .   TrueIncome - Spousal Highest Daily 7 is elected on March 5, 2008.
   . The youngest Designated Life was 70 years old when he/she elected TrueIncome - Spousal Highest Daily 7.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                 $110,000.00
  Less amount of "non" excess withdrawal                          $  3,500.00
  Account Value immediately before excess withdrawal of $1,500    $106,500.00
  Excess withdrawal amount                                        $  1,500.00
  Divided by Account Value immediately before excess withdrawal   $106,500.00
  Ratio                                                                  1.41%
  Annual Income Amount                                            $  6,000.00
  Less ratio of 1.41% of $6,000.00                               -$     84.51
  Annual Income Amount for future Annuity Years                   $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account Value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $  5,900.00              $5,900.00
August 6, 2008      $120,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER TRUEINCOME - SPOUSAL HIGHEST DAILY 7
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for TrueIncome - Spousal Highest Daily 7, and amounts are still payable under TrueIncome - Spousal Highest Daily 7, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, TrueIncome - Spousal Highest Daily 7 terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       1. the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       2. the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under TrueIncome - Spousal Highest Daily 7 are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while TrueIncome - Spousal Highest Daily 7 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. TrueIncome - Spousal Highest Daily 7 does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing TrueIncome - Spousal Highest Daily 7 benefit. TrueIncome - Spousal Highest Daily 7 provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.accessallstate.com

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain TrueIncome - Spousal Highest Daily 7. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
..   The fee for TrueIncome - Spousal Highest Daily 7 is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for TrueIncome - Spousal Highest Daily 7 may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 TrueIncome - Spousal Highest Daily 7 can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, TrueIncome - Spousal Highest Daily 7 only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, TrueIncome - Spousal Highest Daily 7 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. A divorcing spouse who retains ownership of the Annuity with TrueIncome - Spousal Highest Daily 7 will continue to incur the charge for TrueIncome - Spousal Highest Daily 7.

 TrueIncome - Spousal Highest Daily 7 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate TrueIncome - Spousal Highest Daily 7, you will only be allowed to re-elect the benefit or to elect TrueIncome, TrueIncome-Spousal, TrueIncome - Highest Daily, or TrueIncome - Highest Daily 7 on any anniversary of the Issue Date that is at least 90 calendar days from the date TrueIncome - Spousal Highest Daily 7 was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated TrueIncome, TrueIncome - Spousal, TrueIncome - Highest Daily, or TrueIncome - Highest Daily 7 to elect TrueIncome - Spousal Highest Daily 7 only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

       a) your Account Value on the day that you elected TrueIncome - Spousal Highest Daily 7; and
       b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected TrueIncome - Spousal Highest Daily 7 and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of TrueIncome - Spousal Highest Daily 7 other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of TrueIncome - Spousal Highest Daily 7
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect TrueIncome - Spousal Highest Daily 7. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in TrueIncome - Spousal Highest Daily 7, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of TrueIncome - Spousal Highest Daily 7, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect TrueIncome - Spousal Highest Daily 7, the ratios we use will be fixed. For newly-issued Annuities that elect TrueIncome - Spousal Highest Daily 7 and existing Annuities that elect TrueIncome - Spousal Highest Daily 7, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under TrueIncome - Spousal Highest Daily 7.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, (which would be uncommon under normal market conditions, unless you have depleted a significant portion of your Account Value through withdrawals), then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA or SEP-IRA, the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here.

 TrueIncome - Spousal Highest Daily 7 Asset Allocation Formula. As indicated above, TrueIncome - Spousal Highest Daily 7 uses the same asset transfer formula as TrueIncome - Highest Daily 7 and uses the same table of age-related factors. See Appendix D.

 V. The portfolios listed below are being offered as new Sub-accounts under your annuity. In order to reflect these additions:

 In the section of each Prospectus entitled "Summary of Contract Expenses", sub-section "Portfolio Annual Expenses", under the heading "Advanced Series Trust", the following portfolios have been added:

---------------------------------------------------------------------------------------------
                              PORTFOLIO ANNUAL EXPENSES

       (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------
  PORTFOLIO      Management Fees  Other Expenses  12b-1 Fees     Acquired       Total Annual
Advanced Series                                               Portfolio Fees &   Portfolio
    Trust:                                                       Expenses        Operating
                                                                                 Expenses*
---------------------------------------------------------------------------------------------
AST Investment       0.65%            0.99%           0              0             1.64%
Grade Bond
Portfolio
---------------------------------------------------------------------------------------------

 * The total actual operating expenses for the portfolios are less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary, and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the portfolios.

 The following is being added to the chart in each Prospectus in the section entitled "Investment Options":

         --------------------------------------------------------------
          STYLE/       INVESTMENT OBJECTIVES/POLICIES      PORTFOLIO
          TYPE                                             ADVISOR/
                                                          SUB-ADVISOR
         --------------------------------------------------------------
          FIXED     AST Investment Grade Bond Portfolio:   Prudential
          INCOME    seeks the highest potential total      Investment
                    return consistent with its specified   Management
                    level of risk tolerance to meet the    Services
                    parameters established to support
                    the TrueIncome Highest Daily 7
                    benefits and maintain liquidity to
                    support changes in market conditions
                    for a fixed duration (weighted
                    average maturity) of about 6 years.
                    Please note that you may not make
                    purchase payments to this Portfolio,
                    and that this Portfolio is available
                    only with certain living benefits.
         --------------------------------------------------------------

 Immediately after the chart listing the currently available and permitted investment options for certain optional benefits, we add the following:

 "Because under certain option benefits we restrict the investment options in which you can participate, note that your participation in those benefit could result in your missing investment opportunities that might arise in investment options from which you are excluded. (Of course, potentially missing investment opportunities in investment options in which you do not participate is an inherent consequence of any investment choice, and generally speaking, it is your decision as to how to invest your purchase payments)."

 VI. LEGAL MATTERS

 We make the following change under the section entitled "General Information," the subsection entitled "Legal Matters" is deleted and replaced with the following:

 LEGAL MATTERS

 All matters of New York law pertaining to the Annuities, including the validity of the Annuities and Allstate Life Insurance Company of New York's right to issue such Annuities under New York law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life Insurance Company of New York.

                                                         SKU#RA17NY-1SUP3  9/08

                                    Part C

                               OTHER INFORMATION

Exhibits

Part C is hereby amended to include the following exhibits:

Item 24.  Financial Statements and Exhibits

Exhibits

  4 (s) Form of TrueIncome - Highest Daily 7 Benefit Rider.

  4 (t) Form of TrueIncome - Highest Daily 7 Benefit Schedule.

  9 Opinion and Consent of Susan L. Lees, Director, Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company of New York regarding the legality of the securities being registered.

  10    Consent of independent registered public accounting firm.

  13    Power of Attorney for Susan L. Lees.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Separate Account A, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the Township of Northfield, State of Illinois, on the 12th day of September, 2008.

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                 (REGISTRANT)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

                                             BY:  /s/ JAMES E. HOHMANN
                                                  ------------------------------
                                                  James E. Hohmann
                                                  Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Allstate Life Insurance Company of New York on the 12th day of September, 2008.

*/MARCIA D. ALAZRAKI      Director
-------------------------
Marcia D. Alazraki

*/MICHAEL B. BOYLE        Director and Vice President
-------------------------
Michael B. Boyle

*/VINCENT A. FUSCO        Director, Vice President and Chief Operations Officer
-------------------------
Vincent A. Fusco

*/CLEVELAND JOHNSON, JR.  Director
-------------------------
Cleveland Johnson, Jr.

*/SUSAN L. LEES           Director, Senior Vice President, General Counsel and
------------------------- Secretary
Susan L. Lees

*/JOHN C. LOUNDS          Director and Vice President
-------------------------
John C. Lounds

*/KENNETH R. O'BRIEN      Director
-------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH         Controller and Group Vice President (Principal
------------------------- Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI        Director, Vice President and Chief Financial Officer
------------------------- (Principal Financial Officer)
John C. Pintozzi

*/JOHN R. RABEN, JR.      Director
-------------------------
John R. Raben, Jr.

*/PHYLLIS H. SLATER       Director
-------------------------
Phyllis H. Slater

*KEVIN R. SLAWIN          Director and Vice President
-------------------------
Kevin R. Slawin

*/DOUGLAS B. WELCH        Director and Vice President
-------------------------
Douglas B. Welch

/s/JAMES E. HOHMANN       Director, Chairman of the Board, President and Chief
------------------------- Executive Officer
James E. Hohmann

*/ By James E. Hohmann, pursuant to Power of Attorney, previously filed or filed herewith.

                                 EXHIBIT INDEX

Exhibit No. Exhibit
----------- ------------------------------------------------------------------

  4(s)      Form of TrueIncome - Highest Daily 7 Benefit Rider.

  4(t)      Form of TrueIncome - Highest Daily 7 Benefit Schedule.

  9 Opinion and Consent of Susan L. Lees, Director, Senior Vice President, General Counsel and Secretary of Allstate Life Insurance Company of New York regarding the legality of the securities being registered.

  10        Consent of independent registered public accounting firm.

  13        Power of Attorney for Susan L. Lees.